35th Annual J.P. Morgan Healthcare Conference Building a Premier Oncology Biotech: Two Pillar Strategy for Growth Dr. Helen Torley President & CEO January 9, 2017

Forward-Looking Statements All of the statements in this presentation that are not statements of historical facts constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Examples of such statements include possible activity, benefits and attributes of PEGPH20, future product development and regulatory events and goals, anticipated clinical trial results and strategies, product collaborations, our business intentions and financial estimates and results, including projected revenue amounts. These statements are based upon management’s current plans and expectations and are subject to a number of risks and uncertainties which could cause actual results to differ materially from such statements. A discussion of the risks and uncertainties that can affect these statements is set forth in the Company’s annual and quarterly reports filed from time to time with the Securities and Exchange Commission under the heading “Risk Factors.” The Company disclaims any intention or obligation to revise or update any forward-looking statements, whether as a result of new information, future events, or otherwise. 1

Two-Pillar Strategy for Growth

ENHANZE™ Platform	Oncology Pipeline
6 Global Licensing & Collaboration Agreements	PEGPH20[2]: phase 3 asset with HA-High population of ~75,000[3] in solid tumors studied
3 launched products generating growing revenues from single-digit royalties	Phase 2 Study 202 topline data readout
1 program with FDA June action date; 2 programs in active clinical development	Emerging applications for PEGPH20 in immuno-oncology
$700M in potential cumulative milestone payments[1]	2 novel preclinical assets focused on the tumor microenvironment

[1] Assumes all developmental and commercial milestones achieved and paid to Halozyme for Herceptin SC, Mabthera SC, HYQVIA, Daratumumab SC and 4 non-disclosed targets.
[2] PEGPH20 is an investigational drug; safety and efficacy profiles have not been established, nor is it available for commercial distribution.
[3] Estimated addressable patients in U.S., EU5 based on annual Incidence of 1L Metastatic Pancreatic Cancer, Advanced Non-Small Cell Lung Cancer, 2L Metastatic Gastric Cancer, 2L Stage IV Breast Cancer (HER2-), SEER 18 2006-2012, Globocan 2012, Medscape; and Halozyme estimates for HA-HIGH %.

Halozyme

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Significant Milestones Achieved in 2016 3 ✓ ENHANZE Platform Royalties grew 65% versus 2015 Rituximab SC BLA filed in the U.S. Darzalex SC progressing toward Phase 3 study Roche initiates study with Perjeta ✓ ✓ ✓ Oncology Pipeline Dosed first patient, initiated ~85% of sites in HALO-301 Study Initiated dose expansion in Keytruda trial Initiated HALO-Eisai Study in Breast Cancer Patients Signed Roche I-O/PEGPH20 clinical collaboration Expanded pipeline with novel preclinical assets ✓ ✓ ✓ ✓ ✓

PEGPH20 Goal: Improve Targeting of Co-Administered Cancer Therapies

PEGPH20 Targets Hyaluronan (HA) in the Tumor Microenvironment PEGPH20 In HA-High Tumor Animal Models, Removal of HA by PEGPH20 Demonstrated to: Decrease intratumoral pressure Decompress vasculature Increase perfusion Increase access for therapeutics Increase access for immune cells 5

Tumor HA Overexpression Associated with Shorter Survival In Pancreas Cancer

Retrospective Evaluation of Pancreatic Cancer Survival in ~50 Patients



HA
100
75
50
25
0
Percent survival
0
12
24
36
48
60
72
84
96
108
Time (months)
HA-Low Median Survival: 24.3 months
HA-High Median Survival: 9.3 months
H.R. 2.6
p=0.037

Whatcott et al: Clin Cancer Res 2015, 21:3561-3568. HA staining by HABP. Scoring algorithm assessed percent staining and intensity.

Halozyme
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Study 202 Design Overview 7 • Phase 2, randomized, multicenter study • Patients with stage IV (metastatic), previously untreated PDA • Primary & Secondary PFS Endpoint: – 80% power at 2-sided alpha level of 0.1 CR, complete response; DCR, disease control rate; DoR, duration of response; HA, hyaluronan; KPS, Karnofsky performance status; ORR, objective response rate; OS, overall survival; PDA, pancreatic ductal adenocarcinoma; PFS, progression-free survival; PR, partial response; SD, stable disease.

Study 202 Study Timeline


2013
2014
2015
2016
Mar
April
Aug
Feb
Dec
Enrollment
Clinical Hold
Protocol Amendment Hold Lifted
Enrollment
Follow up
Data Readout

<u>Stage 1: n=146</u>

- Training Set for CDx
- Develop Ventana HA scoring algorithm and cut-point
- ~40% HA High patients treated on PAG arm discontinued PEGPH20 at clinical hold
- Presented at ASCO 2016

<u>Stage 2: n=133</u>

- Validation Set for CDx
- Prospectively validate Ventana HA scoring algorithm and cut-point used in Phase 3 study
- To be presented at Scientific Forum 2017

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Study 202 (Stage 1 + Stage 2): Primary Endpoint of Improved Progression Free Survival in Efficacy Evaluable Patients Met Populations Events/Total (n); Median PFS, months HR (95% CI) P value PAG AG Efficacy Evaluable 100/139; 6.0 65/92; 5.3 0.73 (0.53, 1.00) 0.048 Intent-to-Treat 102/166; 6.0 67/113; 5.3 0.73 (0.53-0.99) 0.045 Intent-to-Treat with HA data 95/153; 6.0 57/93; 5.3 0.74 (0.53-1.04) NS HA-Low 71/104; 5.6 38/58; 5.3 0.88 (0.59-1.32) NS HA-High 24/49; 9.2 19/35; 5.2 0.51 (0.26-1.00) 0.048 6-month PFS Rate 67% 45% 12-month PFS Rate 22% 9% NS, not significant; CI, confidence interval; HR, hazard ratio. 9 ITT Population

Primary Endpoint of Reduction in Incidence of Thromboembolic (TE) Events Achieved in Stage 2 10 Treated Population Enoxaparin Prophylaxis Dose TE Rate PAG AG Stage 1* (Dec 2016) N/A 43% (32/74) 25% (15/61) HAhigh: 42% (10/24) HAhigh: 24% (5/21) HAlow: 46% (21/46) HAlow: 28% (9/32) Stage 2** (Dec 2016) Started with 40 mg/day 28% (5/18) 29% (2/7) Started on 1 mg/kg/day 10% (7/68) 6% (2/32) *Stage 1 data reflects additional biopsies collected: 2 HA-High (2 PAG); and 3 HA-Low (2 PAG; 1 AG) **TE rates for all stage 2 patients are 14% (12/86) in PAG arm and 10% (4/39) in AG arm Protocol amendment in 2014 excluded patients at high risk of TE events and added Low Molecular Weight Heparin prophylaxis in both treatment arms

Study 202 (Stage 1 + Stage 2) Secondary Endpoint PFS and Exploratory Endpoint OS in HA-High Patients 11 AG 8.5 months AG 5.2 months PAG 9.2 months PAG 11.5 months HR: 0.51 (0.26, 1.00); P value: 0.048 HR 0.96 (0.57, 1.61) Progression Free Survival Overall Survival ITT Population 77% improvement in median PFS (secondary endpoint)

12 Treated Population Remaining on treatment: PAG (n=2); AG (n=1) PAG 8.6 months HR: 0.63 (0.21, 1.93) AG 4.5 months Stage 2 Secondary Endpoint PFS in HA-High Patients 91% improvement in median PFS (secondary endpoint)

13 Treated Population Remaining on treatment and/or follow up: PAG (n=6); AG (n=1) HR 0.52 (0.22, 1.23) PAG 11.7 months AG 7.8 months Stage 2 Exploratory Endpoint OS in HA-High Patients 50% improvement in median OS (exploratory endpoint)

Study 202 (Stage 1 + Stage 2) Treatment-Related Adverse Events (AEs) in ≥ 25% of Patients 14 Preferred Term PAG (n = 160) Patients, n (%) AG (n = 100) Patients, n (%) Any Grade Grade ≥ 3 Any Grade Grade ≥ 3 Any AE 157 (98.1) 138 (86.3) 93 (93.0) 75 (75.0) Fatigue 115 (71.9) 33 (20.6) 66 (66.0) 16 (16.0) Peripheral edema 101 (63.1) 8 (5.0) 26 (26.0) 4 (4.0) Muscle spasms 89 (55.6) 20 (12.5) 3 (3.0) 1 (1.0) Nausea 79 (49.4) 8 (5.0) 47 (47.0) 4 (4.0) Diarrhea 64 (40.0) 11 (6.9) 39 (39.0) 5 (5.0) Anemia 62 (38.8) 27 (16.9) 38 (38.0) 20 (20.0) Alopecia 60 (37.5) 1 (0.6) 39 (39.0) 0 (0.0) Decreased appetite 59 (36.9) 7 (4.4) 25 (25.0) 2 (2.0) Neutropenia 54 (33.8) 47 (29.4) 19 (19.0) 18 (18.0) Neuropathy peripheral 47 (29.4) 10 (6.3) 31 (31.0) 8 (8.0) Vomiting 46 (28.8) 5 (3.1) 27 (27.0) 2 (2.0) Dysgeusia 45 (28.1) 0 19 (19.0) 0 Myalgia 41 (25.6) 8 (5.0) 7 (7.0) 0 (0.0) Thrombocytopenia 41 (25.6) 26 (16.3) 17 (17.0) 9 (9.0) Treated Population

Study 202 Met Key Study Objectives 15 1. Randomized Phase 2 Study 202 met multiple key study objectives – Primary Endpoint (PFS) achieved – Secondary Endpoint (PFS in HA High patients) achieved 2. Stage 2 of Study 202 met primary safety endpoint & shows consistent improvement across PFS and OS in HA High patients – Primary Safety Endpoint achieved: Decreased TE events with protocol modifications & LMWH prophylaxis – Secondary Endpoint: 91% improvement in median PFS – Exploratory Endpoint: 50% improvement in median OS – HA algorithm and cut-point of ≥ 50% validated 3. Randomized Phase 2 Study 202 results continue to support the Phase 3 HALO 301 trial – Same patient population as Stage 2 with LMWH prophylaxis – Same CDx cutoff as Phase 2 study – Two primary endpoints: PFS (Phase 2 statistically significant); and OS (Stage 2 signal)

HALO-301|Pancreatic: Phase 3 Trial Ongoing • Randomized (2:1 PAG:AG), double-blind, placebo-controlled, global • Interim analysis when target number of PFS events reached • PFS powered with a hazard ratio of 0.59 (to detect a 41% risk reduction for progression) • First patient dosed in March 2016, study will include approximately 200 sites in 20 countries PEGPH20 + ABRAXANE® + gemcitabine (PAG) ABRAXANE® + gemcitabine (AG) + placebo Metastatic PDA High-HA patients N=420 Primary Endpoints: Progression-Free Survival (PFS) Overall Survival (OS) 16

Exploring the Pan-Tumor Potential of PEGPH20 PEGPH20 Study Preclinical Phase 1 Phase 2 Phase 3 In Combination With Tumor Gemcitabine and nab-Paclitaxel (Abraxane®) Pancreatic Cancer Pembrolizumab (Keytruda®) Gastric Cancer, NSCLC Eribulin (Halaven®) Breast Cancer Atezolizumab (Tecentriq®) Gall Bladder, Cholangio Atezolizumab (Tecentriq®) Roche Sponsored and Conducted Pancreatic, Gastric, +4 additional EISAI Participating in Precision Promise Clinical Initiative (Pancreatic Action Network); Investigator Sponsored Trials in Pancreatic Cancer: SWOG, UCSF, MSKCC ROCHE Planned 2H 2017 start Planned 2H 2017 start Dose Expansion Phase Dose Finding Phase 17

Focus: Tumors with High Unmet Need

1L Metastatic Pancreatic Cancer	
Annual Incidence (US and EU 5)	~65,000
Estimated % HA-HIGH	35-40%
Target HA-HIGH Population	**~25,000[1]**

Advanced Non-Small Cell Lung, 2L Metastatic Gastric, 2L Stage IV Breast (HER2-)	
Annual Incidence (US and EU 5)	~180,000
Projected % HA-HIGH	30%
Target HA-HIGH Population	**~50,000[1]**

[1]Annual Incidence, SEER 18 2006-2012, Globocan 2012, Medscape; Estimated HA-High %, Halozyme estimates.

Halozyme

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ENHANZE™ Platform

ENHANZE Value Demonstration Product ENHANZE Value Proposition ENHANZE Subcutaneous Alternative Number and frequency of injections per month Alternate SC: Lifecycle Management 2030 patent extension1 2014 EU patent expiration for Herceptin IV2 Dosing time3,4 ~8 minutes / visit 1.5-6 hours / visit for MabThera IV 1 European patent: EP2459167B1, U.S. patent: 9345661 2 Generics and Biosimilars Initiative, Aug. 12, 2016 (http://www.gabionline.net/Biosimilars/General/Biosimilars-of-trastuzumab) 3 Shpilberg O, et al. British J Cancer. 2013; 109(6):1556–1561 4 De Cock E, et al. Plos One. 2016; 11(6):e0157957 20

ENHANZE Portfolio Opportunity 4 Non-Disclosed Targets 26 Additional Targets Licensed Additional Targets Available2 Potential Future Opportunity 1 Mean analyst estimates for global revenue, Bloomberg; Analyst model estimates. ENHANZE platform royalty revenue will depend upon indications evaluated by partners and market penetration. 2 Estimate of 150 available targets based on Informa PLC data search: monoclonal antibodies, siRNA/RNAi, select small molecules, delivered Intramuscular, intravenous and subcutaneously. The Top 3 • $5B+ Royalty-eligible Sales in 20251 • Recurring mid-single digit royalties Partnered Pipeline • $10B+ Sales in 20251 • Recurring mid-single digit royalties 21

Genentech’s BLA for Rituximab SC in Multiple Blood Cancer Indications Under FDA Review 22 Information provided during Roche analyst event at 2016 American Society of Hematology Annual Meeting (Dec. 5, 2016).

Financial Update

2017 Financial Guidance 2016 2017 Notes Net Revenue $145M to $150M $115M to $130M • 2017 guidance excludes new ENHANZE partnerships • Robust royalty growth projected to continue in 2017 • 2016 included ~$20M of one- time reimbursed R&D expenses Operating Expenses $240M to $245M $240M to $250M • Continued investment in Phase 3 pancreas and pan- tumor studies Year-end Cash $180M to $190M $100M to $110M • Royalty-backed loan repayment starts 2017 24

Value Enhancing Milestones Throughout 2017 Goal Target Date Study 202: Top-line Stage 2, Combined Phase 2 Data Presented Study 202: Data Presented at Scientific Forum 2017 PEGPH20 Tumor Microenvironment Immunology Data Presented at Scientific Forum 1H 2017 Initiation of Genentech/Halozyme Clinical Collaboration trials – Atezolizumab + PEGPH20 2H 2017 Rituximab SC U.S. Action Date June 2017 Support ENHANZE Partners’ Progress; Sign New ENHANZE Platform Agreement 2017 25 ✓

35th Annual J.P. Morgan Healthcare Conference Building a Premier Oncology Biotech: Two Pillar Strategy for Growth Dr. Helen Torley President & CEO January 9, 2017